EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of NORTH AMERICAN NATURAL GAS, INC. (the “Company”) on Form 10-K for the ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Glavas, Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material aspects, the financial condition and results of operations of all the Company.

JIM GLAVAS
Jim Glavas
Principal Executive and Financial Officer
July 24, 2008